                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 30-Nov-03

                        CIT Equipment Collateral 2003-VT1

     A Delaware                  Commission File              I.R.S. Employer
     Corporation                 No. 0001240986               No. 75-6688971

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                                                                Determination Date: 12//18/03
                                                                                 Collection Period:  11/30/03
                                                                                      Payment Date:  12/22/03

I. AVAILABLE FUNDS

     A. Available Pledged Revenues

        a. Scheduled Payments Received                                                         $ 22,360,771.34
        b. Liquidation Proceeds Allocated to Owner Trust                                            749,600.03
        c. Required Payoff Amounts of Prepaid Contracts                                             616,716.76
        d. Required Payoff Amounts of Purchased Contracts                                                 0.00
        e. Proceeds of Clean-up Call                                                                      0.00
        f. Investment Earnings on Collection Account and
           Note Distribution Account                                                                      0.00
                                                                                               ---------------

                                                            Total Available Pledged Revenues = $ 23,727,088.13

     B. Determination of Available Funds

        a. Total Available Pledged Revenues                                                    $ 23,727,088.13
        b. Receipt from Class A-3 Swap Counterparty                                                       0.00
        c. Servicer Advances                                                                      2,543,203.53
        d. Recoveries of  prior Servicer Advances                                                (1,792,841.29)
        e. Withdrawal from Cash Collateral Account                                                  745,839.51
                                                                                               ----------------

                                                            Total Available Funds =            $ 25,223,289.88
                                                                                               ===============

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

          1.  Servicing Fee                                                                                       442,677.37

          2.  Class A-1 Note Interest Distribution                                                101,372.54
              Class A-1 Note Principal Distribution                                            21,979,043.12
                            Aggregate Class A-1 distribution                                                   22,080,415.66

          3.  Class A-2 Note Interest Distribution                                                169,333.33
              Class A-2 Note Principal Distribution                                                     0.00
                            Aggregate Class A-2 distribution                                                      169,333.33

          4.  Class A-3a Note Interest Distribution                                               242,222.22
              Class A-3a Note Principal Distribution                                                    0.00

              Class A-3b Note Interest Distribution                                               154,850.00
              Class A-3b Note Principal Distribution                                                    0.00
                            Aggregate Class A-3 distribution                                                      397,072.22

          5.  Class A-4 Note Interest Distribution                                                117,325.25
              Class A-4 Note Principal Distribution                                                     0.00
                            Aggregate Class A-4 distribution                                                      117,325.25

          6.  Class B Note Interest Distribution                                                   34,248.47
              Class B Note Principal Distribution                                                 655,201.83
                            Aggregate Class B distribution                                                        689,450.30

          7.  Class C Note Interest Distribution                                                   23,550.44
              Class C Note Principal Distribution                                                 357,382.81
                            Aggregate Class C distribution                                                        380,933.25

          8.  Class D Note Interest Distribution                                                   66,106.49
              Class D Note Principal Distribution                                                 833,893.23
                            Aggregate Class D distribution                                                        899,999.72

          9.  Payment due to the Class A-3a Swap Counterparty                                                      46,082.78

          10. Deposit to the Cash Collateral Account                                                                    0.00

          11. Amounts in accordance with the CCA Loan Agreement                                                         0.00

          12. Remainder to the holder of the equity certificate                                                         0.00
                                                                                                               -------------

                                                               Collection Account Distribution =               25,223,289.88
                                                                                                               =============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1.  Payment due on the Senior Loan                                                                    1,262,161.23

          2.  Payment due on the Holdback                                                                               0.00

          3.  Payment to the Depositor                                                                                  0.00
                                                                                                               -------------

                                                               Cash Collateral Account Distributions =          1,262,161.23
                                                                                                               =============


    C. INCORRECT DEPOSITS TO BE RETURNED TO CIT                Collection Account Distributions =                       0.00
                                                                                                               =============

PAGE>




III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

            --------------------------------------------------------------------------------
                     Distribution            Class A-1    Class A-2   Class A-3   Class A-4
                       Amounts                 Notes        Notes        Notes       Notes
            --------------------------------------------------------------------------------
        1.          Interest Due              101,372.54  169,333.33  397,072.22  117,325.25
        2.          Interest Paid             101,372.54  169,333.33  397,072.22  117,325.25
        3.        Interest Shortfall                0.00        0.00        0.00        0.00
                    ((1) minus (2))
        4.          Principal Paid         21,979,043.12        0.00        0.00        0.00

        5.    Total Distribution Amount    22,080,415.66  169,333.33  397,072.22  117,325.25
                  ((2) plus (4))



            -----------------------------------------------------------------------------------
                    Distribution             Class B        Class C    Class D    Total Offered
                       Amounts                Notes          Notes      Notes         Notes
            -----------------------------------------------------------------------------------
        1.           Interest Due              34,248.47   23,550.44   66,106.49     909,008.74
        2.           Interest Paid             34,248.47   23,550.44   66,106.49     909,008.74
        3.        Interest Shortfall                0.00        0.00        0.00           0.00
                    ((1) minus (2))
        4.          Principal Paid            655,201.83  357,382.81  833,893.23  23,825,520.99

        5.     Total Distribution Amount      689,450.30  380,933.25  899,999.72  24,734,529.73
                     ((2) plus (4))


IV.  Information Regarding the Securities

     A  Summary of Balance Information

            --------------------------------------------------------------------------------------------------------------
                                            Applicable    Principal Balance  Class Factor  Principal Balance  Class Factor
                        Class                 Coupon           Dec-03          Dec-03           Nov-03           Nov-03
                                               Rate          Payment Date    Payment Date    Payment Date     Payment Date
            --------------------------------------------------------------------------------------------------------------
          a.        Class A-1 Notes           1.2088%         72,369,751.84    0.29539         94,348,794.96       0.38510
          b.        Class A-2 Notes           1.2700%        160,000,000.00    1.00000        160,000,000.00       1.00000
          c.        Class A-3a Notes          1.2500%        218,000,000.00    1.00000        218,000,000.00       1.00000
          d.        Class A-3b Notes          1.6300%        114,000,000.00    1.00000        114,000,000.00       1.00000
          e.        Class A-4 Notes           2.1000%         67,043,000.00    1.00000         67,043,000.00       1.00000
          f.         Class B Notes            2.1100%         18,822,602.36    0.78529         19,477,804.19       0.81262
          g.         Class C Notes            2.6600%         10,266,874.02    0.78529         10,624,256.83       0.81262
          h.         Class D Notes            3.2000%         23,956,039.37    0.78526         24,789,932.60       0.81259

          i.                     Total Offered Notes         684,458,267.59                   708,283,788.58

          j.                  One - Month Libor Rate                1.12000%


     B  Other Information

            -------------------------------------------------------------------
                                              Scheduled          Scheduled
                                           Principal Balance  Principal Balance
                       Class                   Dec-03              Nov-03
                                             Payment Date        Payment Date
            -------------------------------------------------------------------
                   Class A-1 Notes          75,104,292.00       98,965,981.00

  ------------------------------------------------------------------------------------------------
                                        Target           Class           Target          Class
                         Class     Principal Balance     Floor      Principal Amount     Floor
        Class          Percentage       Dec-03           Dec-03          Nov-03          Nov-03
                                     Payment Date     Payment Date    Payment Date    Payment Date
  ------------------------------------------------------------------------------------------------
       Class A           92.25%       631,412,751.85                  653,391,794.97
       Class B            2.75%        18,822,602.36      0.00         19,477,804.19      0.00
       Class C            1.50%        10,266,874.01      0.00         10,624,256.83      0.00
       Class D            3.50%        23,956,039.37      0.00         24,789,932.60      0.00

   0

 V.  PRINCIPAL

     A.  MONTHLY PRINCIPAL AMOUNT

         1. Principal Balance of Notes and Equity Certificates                        708,283,788.58
            (End of Prior Collection Period)
         2. Contract Pool Principal Balance (End of Collection Period)                684,458,267.59
                                                                                     ---------------
                          Total monthly principal amount                               23,825,520.99


     B. PRINCIPAL BREAKDOWN                                        No. of Accounts
                                                                   ---------------
         1. Scheduled Principal                                        60,556          21,633,656.37
         2. Prepaid Contracts                                              80             616,716.75
         3. Defaulted Contracts                                           201           1,575,147.87
         4. Contracts purchased by CIT Financial USA, Inc.                  0                   0.00
                                                                   ---------------------------------
            Total Principal Breakdown                                  60,837          23,825,520.99


 VI. CONTRACT POOL DATA

     A.  CONTRACT POOL CHARACTERISTICS
                                                                   ------------------------------------------------------
                                                                      Original           Dec-03             Nov-03
                                                                        Pool          Payment Date         Payment Date
                                                                   ------------------------------------------------------
         1. a.  Contract Pool Balance                               871,593,322.00    684,458,267.59       708,283,788.58
            b.  No of Contracts                                             62,416            60,837               61,118
            c.  Pool Factor

         2. Weighted Average Remaining Term                                  39.20             33.43                34.29

         3. Weighted Average Original Term                                   44.80


     B.  DELINQUENCY INFORMATION

                                                        -----------------------------------------------------------------
                                                                   % of Aggregate
                                                          % of     Required Payoff      No. Of         Aggregate Required
                                                        Contracts      Amount          Accounts          Payoff Amounts
                                                        -----------------------------------------------------------------
         1. Current                                        96.26%            97.44%           58,561       671,492,622.19
            31-60 days                                      2.03%             1.78%            1,236        12,282,964.78
            61-90 days                                      0.69%             0.35%              419         2,441,141.30
            91-120 days                                     0.41%             0.20%              252         1,360,767.21
            120+ days                                       0.61%             0.23%              369         1,563,834.52

                              Total Delinquency           100.00%           100.00%           60,837       689,141,330.00

         2. Delinquent Scheduled Payments:

            Beginning of Collection Period                                              3,932,700.17
            End of Collection Period                                                    4,683,062.41
                                                                                     ---------------
                                Change in Delinquent Scheduled Payments                   750,362.24

     C.  DEFAULTED CONTRACT INFORMATION

            1. Required Payoff Amount on Defaulted Contracts        1,575,147.87
            2. Liquidation Proceeds received                         749,600.03
                                                                   -------------
            3. Current Liquidation Loss Amount                        825,547.84

            4. Cumulative Liquidation Losses to date                2,111,387.54

                                    % of Initial Contracts                 1.394%
                        % of Initial Contract Pool Balance                 0.242%

VII. MISCELLANEOUS INFORMATION

     A.  SERVICER ADVANCE BALANCE

            1. Opening Servicer Advance Balance                              3,932,700.17
            2. Current Period Servicer Advance                               2,543,203.53
            3. Recoveries of prior Servicer Advances                        (1,792,841.29)
                                                                            -------------
            4. Ending Servicer Advance Balance                               4,683,062.41


     B.  CASH COLLATERAL ACCOUNT

            1. Applicable Rates for the Interest Period:
               a. Libor Rate for the Interest Period                               1.1200%
               b. Senior Loan Interest Rate                                        4.6200%
               c. Holdback Amount Interest Rate                                    7.1200%

            2. Opening Cash Collateral Account                                               58,433,412.56

            3. Deposit from the Collection Account                                                    0.00

            4. Withdrawals from the Cash Collateral Account                                    (745,839.51)

            5. Investment Earnings                                                               42,395.26

            6. Investment Earnings Distributions:
               a. Senior Loan Interest                                                          (42,395.26)
               b. Senior Loan Principal                                                               0.00
               c. Holdback Amount Interest                                                            0.00
               d. Holdback Amount Principal                                                           0.00
                                                                                             -------------
                         Total Investment Earnings distributions                                (42,395.26)

            7. Remaining available amount                                                    57,772,363.57

            8. Required Cash Collateral Account Amount                                       56,467,807.08

            9. Cash Collateral Account Surplus/(Shortfall)                                    1,304,556.49

           10. Distribution of CCA Surplus:
               a. Senior Loan Principal                                                      (1,219,765.97)
               b. Holdback Amount Principal                                                           0.00
                                                                                             -------------
                             Total Distribution of Surplus                                   (1,219,765.97)

           11. Ending Cash Collateral Account                                                56,467,807.08

           12. Cash Collateral Account deficiency                                                     0.00


     C.  OTHER RELATED INFORMATION

            1. Assumed Fixed Swap rate for Class A-3a                        1.5870%

            2. Discount Rate                                                 2.4530%

            3. Life to Date Prepayment (CPR)                                 3.9889%

            4. Life to Date Substitutions:

               a. Prepayments                                        0.00

               b. Defaults                                           0.00

               ----------------------------------------------------------
                                         Dec-03                  Nov-03
                   Item               Payment Date           Payment Date
               ----------------------------------------------------------
            5. a.  Senior Loan        14,323,021.23         15,542,787.20
               b.  Holdback Amount    42,271,204.00         42,271,204.00

            6. DELINQUENCY, NET LOSSES AND CPR HISTORY

               ------------------------------------------------------------------------------------------------------------
                                            % of                   % of                  % of                  % of
                                          Aggregate              Aggregate             Aggregate             Aggregate
                                        Required Payoff       Required Payoff       Required Payoff       Required Payoff
                                           Amounts                Amounts               Amounts               Amounts
                    Collection
                      Periods         31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
               ------------------------------------------------------------------------------------------------------------
                     11/30/03                1.78%                 0.35%                 0.20%                 0.23%
                     10/31/03                1.42%                 0.34%                 0.17%                 0.24%
                     09/30/03                1.55%                 0.36%                 0.21%                 0.24%
                     08/31/03                1.86%                 0.44%                 0.19%                 0.34%
                     07/31/03                1.44%                 0.32%                 0.21%                 0.25%
                     06/30/03                1.10%                 0.40%                 0.32%                 0.00%
                     05/31/03                1.95%                 0.53%                 0.00%                 0.00%
               ------------------------------------------------------------------------------------------------------------


               -------------------------------------------------------------------------------
                     Collection         Cumulative Net          Monthly Net
                       Month            Loss Percentage           Losses            LTD CPR
               -------------------------------------------------------------------------------
               -------------------------------------------------------------------------------
                    November-03             0.242%               825,547.84          3.99%
                    October-03              0.148%               293,641.73          4.52%
                   September-03             0.114%               546,155.67          4.48%
                     August-03              0.051%               196,001.52          3.74%
                      July-03               0.029%               139,161.14          4.95%
                      June-03               0.013%               110,879.64          6.10%
                       May-03               0.000%                  0.00             8.67%
               -------------------------------------------------------------------------------

          NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
   Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO
           HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 12/22/03

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer